UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2005

SECURITY BANK CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-23261	58-2107916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4219 Forsyth Road, Macon, Georgia 31210

(Address of principal executive offices)

Registrant’s telephone number, including area code: (478) 722-6200

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2005, Security Bank Corporation (“SBKC”) and Neighbors Bancshares, Inc. (“Neighbors”) entered into a definitive Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which SBCK will acquire Neighbors (the “Merger”). Following completion of the Merger, Neighbors Bank, a wholly owned subsidiary of Neighbors, will become a wholly owned subsidiary of Security. Under the terms of the Merger Agreement, SBKC will issue, and shareholders of Neighbors will be entitled to receive their pro rata portion of, $1,819,000 in cash and 1,233,404 shares of SBKC common stock.

The Merger has been approved by the boards of directors of both SBKC and Neighbors and is subject to the approval of the shareholders of Neighbors. Each director of Neighbors has executed a support agreement pursuant to which he or she has agreed to vote all Neighbors shares beneficially owned in favor of the Merger. In additional to shareholder approvals, the Merger is subject to customary regulatory approvals including approval by the Board of Governors of the Federal Reserve System. The Merger Agreement also includes customary representations, warranties and covenants of both parties. SBKC and Neighbors expect the Merger to close in the second quarter of 2006.

SBKC will file a registration statement, including a proxy statement addressed to Neighbors’ shareholders and a prospectus for the SBKC stock to be offered in the merger, with the Securities and Exchange Commission (the “SEC”). A definitive proxy statement will be sent to Neighbors’ shareholders seeking their approval of the Merger. Investors and shareholders are urged to read the registration statement carefully when it becomes available, because it will contain important information about the Merger. Investors and shareholders may obtain a free copy of the registration statement, when it becomes available, and other documents filed with, or furnished to, the SEC by SBKC at the SEC’s website at http://www.sec.gov. Copies of the registration statement and other documents filed by SBKC with the SEC may also be obtained for free from SBKC by directing a written request to Security Bank Corporation, 4219 Forsyth Road, Macon, Georgia 31210; attn: Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Reorganization dated November 22, 2005, between Security Bank Corporation and Neighbors Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: November 28, 2005	By:	/s/ H. Averett Walker
	Name:	H. Averett Walker
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Reorganization dated November 22, 2005, between Security Bank Corporation and Neighbors Bancshares, Inc.